Related Party Disclosures	12 Months Ended
Dec. 31, 2020
Related Party Transactions [Abstract]
Related-Party Transactions
13. RELATED-PARTY TRANSACTIONS
From January 2020 to March 2020, Matterport issued convertible promissory
notes in an aggregate principal amount of $8.5 million (“
2020 Notes
”) to investors, including (i) $400,000 aggregate principal amount to DCM VI, L.P., an affiliate of Jason Krikorian, a member of the Matterport board of directors, (ii) $2.0 million aggregate principal amount to Lux
Co-Invest
Opportunities, L.P., an affiliate of Peter Hébert, a member of the Matterport board of directors, and (iii) $1,000,000 aggregate principal amount to QUALCOMM Ventures LLC, an affiliate of Carlos Kokron, a member of the Matterport board of directors. The 2020 Notes accrued interest at a rate of 5% per annum. All of the 2020 Notes were converted to Series D redeemable convertible preferred stock in April 2020 in connection with Matterport’s Series D redeemable convertible preferred stock financing.